SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)           May 9,
1997


                              ALEXANDER  MARK INVESTMENTS  (USA),
INC.
     (Exact Name of Registrant as Specified in its Charter)




             Colorado                                     0-12122
84-0601802
    (State of                       (Commission              (IRS
Employer
    Incorporation)             File Number)        Identification
No.)




                           17770 Preston Road,    Dallas, Texas
75252
                               (Address  of  Principal  Executive
Offices)





Registrant's telephone number, including area code:   (972)  733-
3005

ITEM 2.   Acquisition or Disposition of Assets

      On May 9, 1996 Registrant acquired 40,727,988 ordinary shares (57% of the outstanding shares) in Meteor Technology plc from Daniel Wettreich in exchange for 6,787,998 restricted common shares in the Registrant. This acquisition will be treated as a pooling of interest.

ITEM 7.   Exhibits

     (10) Material Contracts
           a) Agreement between Alexander Mark Investments (USA),
Inc. and Daniel Wettreich

            (28)      *a)     Financial  Statements   of   Meteor
            Technology for the period ended May 31, 1996 and interim audited results for the six months ended
            November 30, 1996.

                     *b)   The  Pro Forma Statement of Operations
            for   Alexander  Mark  Investments  (USA),  Inc.  and
            Meteor  Technology plc as of April 30, 1996  and  May
            31, 1996 respectively.

                       *c)   The  Pro  Forma  Balance  Sheet  for
             Alexander  Mark Investments (USA), Inc.  and  Meteor
             Technology  plc as of January 31, 1997 and  November
             30, 1996 respectively.

                           SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     ALEXANDER MARK INVESTMENTS (USA), INC.




                                          By:
                         Daniel Wettreich
                         President

Dated:  May 21, 1997

*Exhibits to be filed within sixty days of this filing.
                             EXHIBIT

Agreement  between  Alexander Mark Investments  (USA),  Inc.  and
Daniel Wetttreich